UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

CARROLLTON BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARROLLTON BANCORP
344 North Charles Street, Suite 300
Baltimore, Maryland 21201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2007

TO THE SHAREHOLDERS OF CARROLLTON BANCORP:

The Annual Meeting of Shareholders of Carrollton Bancorp, a Maryland corporation (the “Company”), will be held at 344 North Charles Street, Baltimore, Maryland on May 15, 2007 at 10:00 a.m., prevailing local time, for the purpose of considering and acting upon:

1.         The election of four directors for a three-year term ending in 2010, one director for a  two-year term ending in 2009 and one director for a one-year term ending in 2008, or, in each case, until their respective successors are duly elected and qualified.

2.         The approval of the 2007 Equity Plan.

3.         The ratification of the appointment of Rowles &Company, LLP as the independent registered public accounting firm to serve for the fiscal year ending December 31, 2007.

4.         Any other matters that may properly come before the Annual Meeting or any adjournment thereof.

The close of business on April 2, 2007, has been fixed by the Board of Directors as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

Your attention is directed to the enclosed Proxy Statement and annual report of the Company for the fiscal year ended December 31, 2006.

PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE, AS DIRECTED ON THE PROXY CARD IN ORDER THAT YOUR STOCK MAY BE VOTED. YOU MAY WITHDRAW YOUR PROXY AT THE MEETING SHOULD YOU BE PRESENT AND DESIRE TO VOTE YOUR SHARES IN PERSON. YOUR COOPERATION IS RESPECTFULLY REQUESTED.

By Order of the Board of Directors

Allyson Cwiek Secretary

Baltimore, Maryland
April 13, 2007

CARRROLLTON BANCORP, INC.

PROXY STATEMENT

CARROLLTON BANCORP
344 North Charles Street, Suite 300
Baltimore, Maryland 21201

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

MAY 15, 2007

SOLICITATION VOTING AND REVOCATION OF PROXIES

This Proxy Statement (the “Proxy Statement”) is furnished on or about April 13, 2007 to the shareholders of Carrollton Bancorp (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on May 15, 2007 (the “Annual Meeting”), and any adjournments thereof. Our principal executive offices are located at 344 North Charles Street, Baltimore, Maryland 21201.

The Board of Directors has selected Harold I. Hackerman, William L. Hermann and Howard S. Klein and each of them, to act as proxies with full power of substitution. A proxy may be revoked at any time prior to its exercise by giving written notice of revocation to the Company, by executing and delivering a substitute proxy to the Company, or by attending the Annual Meeting and voting in person. If no instructions are specified in the proxy, it is the intention of the persons named therein to vote FOR the election of the nominees named herein as directors of the Company, FOR the adoption of the 2007 Equity Plan and FOR the ratification of Rowles and Company, LLP as the independent registered public accounting firm to audit the financial statements of the Company for 2007.

Shareholders of the Company are requested to complete, date and sign the accompanying proxy card and return it promptly to the Company in the enclosed envelope. If a proxy card is properly executed and returned in time for voting, the shares represented thereby will be voted as indicated thereon.

The Company does not know of any matter to be presented at the Annual Meeting except as described herein. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card intend to vote the proxies granted to them according to their best judgment.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company also may solicit proxies personally or by telephone or telegraph through its directors, officers, and regular employees. The Company also will request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

We plan to take advantage of the householding rules of the Securities and Exchange Commission (“SEC”) that permit us to deliver one set of the proxy materials and annual report to shareholders who have the same address, unless they request otherwise. Doing so will allow us to reduce the expenses of delivering duplicate materials. We will continue to send a separate proxy card for each shareholder residing in a shared address.

A separate notice of our intentions to use the householding rules is included with this mailing. Please note that if you own shares of the Company’s common stock through a nominee (such as bank or broker), information regarding householding should be forwarded to you by the nominee.

VOTING PROCEDURES

Generally, each proposal submitted to the Company shareholders for a vote is deemed approved if a majority of the votes cast by the shareholders present, in person or by proxy, at a meeting at which a quorum is present, are in favor of the proposal. The presence of a majority, in person or by proxy, of shareholders entitled to cast votes at the meeting constitutes a quorum. A shareholder is entitled to one vote for each share owned. Generally, abstentions and broker non-votes will not be counted as votes cast for proposals submitted to the Company’s shareholders and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

Shareholder votes are tabulated by the Company’s Registrar and Transfer Agent. Proxies received by the Company, if the proxy card granting such proxy is properly executed and delivered, will be voted in accordance with the voting specifications made on such proxy. Proxies received by the Company on which no voting specification has been made by the shareholder will be voted “for” all items discussed in the Proxy Statement, in the manner stated on the proxy card. Shareholders who execute and deliver proxy cards retain the right to revoke them by notice delivered to the Company Secretary at any time before such proxies are voted.

The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

CARROLLTON BANCORP

A copy of the Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC, but excluding exhibits, is provided with this Proxy Statement. Shareholders may obtain a copy of the exhibits to the Annual Report on Form 10-K upon writing Allyson Cwiek, Secretary, at Carrollton Bancorp, 344 North Charles, Suite 300, Baltimore, Maryland  21201. Shareholders also may access a copy of the Form 10-K including exhibits on the SEC Website at www.sec.gov or through the Company’s Website at www.carrolltonbank.com. Click on “Insider Transactions SEC Filings” – “SEC Filings”.

Shareholders whose shares are held in a brokerage firm or bank and who share the same address may receive only one Annual Report on Form 10-K and Proxy Statement, unless the shareholder has provided contrary instructions. Shareholders who wish to receive separate copies of the Annual Report on Form 10-K and Proxy Statement, and shareholders sharing an address who received multiple copies of these documents but wish to request delivery of single copies of them should follow the instructions provided by the shareholders’s brokerage firms or banks or contact Ms. Cwiek at the above address or by phone at 410.536.7326 or 800.222.6566.

SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

There have been no matters submitted to a vote of the Company’s shareholders since its 2006 Annual Shareholders’ Meeting held on April 18, 2006.

VOTING SECURITIES

The close of business on April 2, 2007 has been fixed by the Board of Directors as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

On March 28, 2007, the Company had outstanding 2,821,195 shares of Common Stock, $1.00 par value per share. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. Neither the Company’s Charter nor its Bylaws provides for cumulative voting rights.

Proposal 1: Election of Directors

The Board of Directors has set the total number of directors at 12, in accordance with the Company’s Charter and By-Laws. The Company’s Board of Directors is divided into three classes, as nearly equal as possible. Each year the directors in one class are elected to serve for a term of three years, or until their respective successors are duly elected and qualified. The shareholders will vote at this Annual Meeting for the election of four directors for the three-year term expiring at the Annual Meeting of Shareholders in 2010, one director who will complete the remainder of the term of a new directorship created by an increase in the number of directors which will expire at the Annual Meeting of Shareholders in 2008, and one director who will complete the remainder of the term of a director who resigned in January 2007 which will expire at the Annual Meeting of Shareholders in 2009.

The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all six nominees listed in the following tables. A plurality of the shares voted at the Annual Meeting at which a quorum is present is sufficient to elect a nominee as a director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Each nominee has consented to serve as a director, if elected.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named below as directors of the Company.

In the event that any of the nominees should be unable to serve on the Board of Directors, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their sole discretion, shall determine. The Board of Directors has no reason to believe that any nominee named here will be unable to serve. Alternatively, the Board of Directors may elect to reduce the size of the Board of Directors.

The following material shows, as of December 31, 2006, the names and ages of all nominees, the principal occupation and business experience of each nominee during the last five years and the year in which each nominee was first elected to the Board of Directors. The material also contains information on those directors whose terms continue beyond the date of the Annual Meeting.

2006 ANNUAL REPORT

NOMINEES FOR DIRECTOR WHOSE TERMS EXPIRE IN 2007 OR ARE OTHERWISE TO BE ELECTED BY THE SHAREHOLDERS

Robert J. Aumiller – Mr. Aumiller, age 58, currently is serving as a director of Carrollton Bank (“the Bank”), the principal subsidiary of the Company, and the Company beginning with his appointment in 2001. He has been the Executive Vice President and General Counsel of MacKenzie Commercial Real Estate Services, LLC involved in brokerage and real estate development of various commercial real estate projects, since 1983. (2)(4)

Ben F. Mason – Mr. Mason, age 69, currently is serving as a director of the Bank and the Company beginning with his appointment in 2001. He is the Director of Institutional Education at Sojourner-Douglass College since January 2006 and formerly Executive Vice President of the Plexus Corporation, a network engineering corporation, as of August 2004. Prior to August 2004, Mr. Mason served as the Executive Director of the Baltimore City Chamber of Commerce, a member business association that promotes business development within Baltimore City. (2)(4)

Charles E. Moore, Jr. – Mr. Moore, age 57, currently is serving as a director of the Bank and the Company beginning with his appointment in 2001. He has been the Co-Founder, Director, President and CFO of TelAtlantic, a consolidation of rural telephone companies across the United States, since 1999. (1)(2)(3)(4)

John Paul Rogers – Mr. Rogers, age 71, has served as director of the Bank since 1970 and of the Company since its inception in 1990. Mr. Rogers has been Chairman of the Board of the Bank since February 1994. He was a partner of the law firm of Rogers, Moore and Rogers, counsel of the Bank, from 1970 until 1992. Mr. Rogers was senior title officer of The Security Title Guarantee Corporation of Baltimore from May 1991 until December 1992, having served as President from March 1989 until May 1991, and as Executive Vice President from March 1970 until March 1989. He is the brother of William C. Rogers, Jr., a director of the Bank and the Company.

William L. Hermann – Age 66, has served as a director of the Bank and the Company since April, 2006 when he was appointed by the Board of Directors to fill the vacancy in the class of directors whose term expires in 2008 created by the increase in the number of directors from 11 to 12. Mr. Herman is a retired certified public accountant; and, since 1981, the founder and Chief Executive Officer of William L. Hermann, Inc., a financial management and consulting company. Under applicable law, since Mr. Hermann was appointed as a director by the Board of Directors after the 2006 annual meeting of shareholders to fill a vacancy on the Board of Directors, Mr. Hermann can serve only until the annual meeting of shareholders following his appointment unless he is elected by the shareholders to fill the remainder of the term of the class of directors in which the vacancy occurs. If Mr. Hermann is elected as a director by the shareholders, he will serve for a term expiring at the Annual Meeting of Shareholders in 2008. (1)(4)

Francis X. Ryan – Age 55, has served as a director of the Bank and of the Company since January 25, 2007 when he was appointed by the Board of Directors to fill the vacancy on the Board created by the resignation of John P. Hauswald who resigned as a director in January, 2007. Since 1991, Mr. Ryan has served as President of F.X. Ryan & Associates, Ltd., a management consulting firm. Under applicable law, since Mr. Ryan was appointed as a director by the Board of Directors to fill a vacancy on the Board of Directors, he can serve only until the annual meeting of shareholders following his appointment unless he is elected by the shareholders to fill the remainder of the term of Mr. Hauswald. If Mr. Ryan is elected as a director, he will serve for a term expiring at the Annual Meeting of Shareholders in 2009.

DIRECTORS CONTINUING IN OFFICE

DIRECTORS WHOSE TERMS EXPIRE IN 2008

Steven K. Breeden – Mr. Breeden, age 48, has served as a director of the Bank since June 1994, and of the Company since October 1995. Mr. Breeden is currently a managing member of Security Development LLC and related real estate and development companies, a position he has held since 1980. (2)(3)(4)

Harold I. Hackerman – Mr. Hackerman, age 55, has served as a director of the Bank and the Company since February 2002. Since 1984, Mr. Hackerman has been Vice President of Ellin & Tucker, a certified public accounting firm, and has provided audit, accounting and consulting services since 1973. (1)(2)(4)(5)

Howard S. Klein – Mr. Klein, age 48, has served as a director of the Bank since March 1999 and of the Company since April 1999. Mr. Klein has been Vice President and General Counsel for Klein’s Super Markets, a family-operated chain of seven full service supermarkets and related development and operating companies since 1987. (1)(4)

(1)    Member of the Audit Committee

(2)    Member of the Compensation Committee

(3)    Member of the Nominating/Corporate Governance Committee

(4)    Independent Director

(5)    Financial expert for Audit Committee

CARROLLTON BANCORP

DIRECTORS WHOSE TERMS EXPIRE IN 2009

Albert R. Counselman – Mr. Counselman, age 58, has served as a director of the Bank since April 1985 and of the Company since its inception in 1990. Mr. Counselman was elected Chairman of the Board of the Company in January 2002. He has been President and Chief Executive Officer of Riggs, Counselman, Michaels & Downes, Inc., an insurance brokerage firm, since September 1987, and served in various executive positions with that firm from 1972 to September 1987.

John P. Hauswald – Mr. Hauswald, age 84, has served as a director of the Bank since 1964 and of the Company since its inception in 1990. He was, until his retirement in October 1989, President of The Hauswald Bakery. (4)  Mr. Hauswald resigned as a director of the Bank effective March 2006 and as director of the Company effective January 2007, and Francis X. Ryan was appointed by the Board of Directors to fill the vacancy created by Mr. Hauswald’s resignation.

David P. Hessler – Mr. Hessler, age 50, has served as a director of the Bank since March 1999, and the Company since May 1999. He has been President and CEO of Eastern Sales & Engineering, an electrical contracting and service maintenance firm, since 1987 and was Vice President from 1986 to 1987. Mr. Hessler has been Vice President of Advanced Petroleum Equipment, a distributorship, since its inception in 1998. (1)(3)(4)

William C. Rogers, Jr. – Mr. Rogers, age 80, has served as a director of the Bank since 1955 and of the Company since its inception in 1990. He has been a partner in the law firm of Rogers, Moore and Rogers, counsel to the Bank, since 1950. He has been Chairman of the Board of The Security Title Guarantee Corporation of Baltimore since 1989 and a director since 1952, and was President from 1970 until March 1989. Mr. Rogers is President of Maryland Mortgage Company where he has been a director since 1953. He is also President of Moreland Memorial Park Cemetery, Inc. where he has been a director since 1959. He is the brother of John Paul Rogers, a director of the Bank and the Company.

FAMILY RELATIONSHIPS

Mr. John Paul Rogers and Mr. William C. Rogers, Jr. are brothers. Mr. Howard S. Klein is married to Messrs. Rogers’ niece.

CORPORATE GOVERNACE

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, Nominating/Corporate Governance Committee, Compensation Committee, Executive Committee, Loan Committee, Strategic Plan Committee, Facilities Committee, and an Asset/Liability Committee. The Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee are discussed below.

The Audit Committee is composed of Messrs. Moore, Chairman, , Hackerman, Hermann, Hessler and Klein. The Audit Committee is appointed by the Board to assist the Board in monitoring the integrity of the financial statements and of financial reporting, including the proper operation of internal and disclosure controls and procedures in accordance with the Sarbanes-Oxley Act of 2002, compliance with legal and regulatory requirements and the independence and performance of internal and external auditors. The Audit Committee reviews the Forms 10-K and 10-Q prior to filing. All members of the committee are “independent” as defined in applicable law, regulations of the Securities and Exchange Commission (“SEC”), the Federal Deposit Insurance Act and related regulations (the “FDIA”), and the Listing Standards of the NASDAQ Stock Market, Inc., (the “Listing Standards”). Members of the committee also meet all other applicable requirements of the SEC, FDIA, and Listing Standards for financial, accounting or related expertise. The Board of Directors has determined that Mr. Harold I. Hackerman qualifies as an audit committee financial expert under the Listing Standards and applicable securities regulations. During 2006, twelve meetings of the Audit Committee were held. The Committee also approves all insider loans. The Committee may also examine and consider other matters relating to the financial affairs of the Company as it determines appropriate.

The Compensation Committee is composed of Messrs. Mason, Chairman, Aumiller, Breeden, Hackerman, and Moore.  Members of the committee are independent directors within the meaning of the Listing Standards. The purpose of the Compensation Committee is to review and approve major compensation and benefit policies of the Company and the Bank. In addition, the committee recommends to the Board the compensation to be paid to all officers, Senior Vice President and above, of the Bank. The committee also administered the 1998 Long Term Incentive Plan as amended, (the “1998 Plan”). During 2006, eight meetings of the Compensation Committee were held.

(1)    Member of the Audit Committee

(2)    Member of the Compensation Committee

(3)    Member of the Nominating/Corporate Governance Committee

(4)    Independent Director

(5)    Financial expert for Audit Committee

2006 ANNUAL REPORT

The Nominating/Corporate Governance Committee is composed of  Messrs. Hessler, Chairman, Breeden, and Moore. The purposes of the Nominating/Corporate Governance Committee are (a) to assist the Board by identifying individuals qualified to become Board members and to recommend to the Board nominees for the next annual meeting of shareholders, (b) to recommend to the Board the corporate governance principles applicable to us, (c) to lead the Board in its annual review of its performance, and (d) to recommend to the Board members and chairpersons of each committee. During 2006, one meeting of the Nominating/Corporate Governance Committee was held.

CODE OF ETHICS

The Company has a Code of Ethics that applies to all of its employees and directors with a specific code applicable to the Chief Executive Officer, Chief Financial Officer, and the Controller. The code of ethics is posted on the Company’s website at www.carrolltonbank.com.

DIRECTOR COMPENSATION

Directors who are not employees of the Bank received a monthly retainer fee of $1,000 for Board meetings and an additional $300 for attending the Board meeting, and between $200 and $600 for each committee meeting attended. The Chairman of the Board of the Bank received a monthly fee of $1,450. Directors do not receive additional fees for their service as directors of the Company. In addition, each non-employee director serving on the board of directors on the date of the Annual Meeting of the Shareholders received, pursuant to the 1998 Plan, a grant of 630 stock options which vest in three equal installments commencing on the first anniversary of the grant date, assuming that the director is still serving as director of the Company on such dates. The Directors Deferred Compensation Plan was frozen as of 1990. No new participants have entered the Plan since 1990. These options have a maximum term of ten years and an exercise price that may not be less than 100% of the closing price of the common stock on the date of the grant. Directors options are included in the computation of share dilution. Options for 6,930 shares were granted in 2006 to directors who were not employees of the Company with an exercise price of $16.31.

The following table sets forth the compensation paid to the Company’s directors during the year ended December 31, 2006.

2006 Directors’ Compensation

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	Total
Robert J. Aumiller	$20,100	—	—	—	—	$20,100
Steven K. Breeden	19,750	—	—	—	—	19,750
Albert R. Counselman	16,600	—	—	—	—	16,600
Harold I. Hackerman	18,900	—	—	—	—	18,900
John P. Hauswald	6,400	—	—	—	—	6,400
William L. Hermann	14,350	—	—	—	—	14,350
David P. Hessler	19,950	—	—	—	—	19,950
Howard S. Klein	18,550	—	—	—	—	18,550
Ben F. Mason	20,300	—	—	—	—	20,300
Charles E. Moore, Jr.	22,000	—	—	—	—	22,000
John P. Rogers	24,100	—	—	—	—	24,100
William C. Rogers, Jr.	17,630	—	—	—	—	17,630

(1)    Please see the description of the director’s fees above.

(2)    No stock awards were issued in 2006.

(3)    Stock options for 630 shares of the Company’s common stock were issued to each director in April 2006 under the 1998 Plan. Such options vest over a 3 year period. At year-end 2006, the above directors held the unexercised (vested and unvested) options for the following number of shares: Aumiller – 2,100, Breeden – 6,300, Counselman – 3,780, Hackerman – 3,780, Hauswald – 6,090, Hermann – 0, Hessler – 5,040, Klein – 5,040, Mason – 4,410, Moore – 2,100, P. Rogers – 5,670, W. Rogers – 3,980.

(4)    We report earnings on nonqualified deferred compensation in this table only to the extent such earnings are preferential or “above market.”

CARROLLTON BANCORP

ATTENDANCE AT BOARD MEETINGS

The Board of Directors of the Company met six times and the Board of Directors of the Bank met fifteen times during the year ended December 31, 2006. The Board of Directors of the Bank meets regularly twelve times each year. No director attended fewer than 75% of the total number of meetings of both Boards and committees to which they were assigned during the year ended December 31, 2006.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may send communications to the Board by mailing the same addressed to: Board of Directors, Carrollton Bancorp, Suite 300, 344 North Charles Street, Baltimore, Maryland 21201.

DIRECTOR NOMINATION PROCESS

The Nominating/Corporate Governance Committee operates pursuant to a charter adopted by the Board, a copy of which is attached to this proxy statement and can also be found on the Company’s website at www.carrolltonbank.com.

In recommending director nominees, the Nominating/Corporate Governance Committee will consider candidates recommended by the Company’s stockholders. Notice of Nominees to the Board recommended by shareholders must be timely, delivered in writing to the Secretary of the Company prior to the meeting. To be timely, the notice must be delivered within the time permitted for nomination of directors in Article I, Section VII of the Bylaws of the Company. The notice must include:

•         information regarding the shareholder making the nomination, including name, address, and the number of shares of our stock beneficially owned by the shareholder; and

•         the name, age, principal occupation or employment and residence and business address of the person(s) being nominated and such other information regarding each nominee that would be required in a proxy statement filed pursuant to the proxy rules adopted by the Securities and Exchange Commission if the person had been nominated for election by or at the direction of the Board of Directors;

The Nominating/Corporate Governance Committee will evaluate nominees recommended by shareholders against the same criteria that it uses to evaluate other nominees. Whether recommended by a stockholder or chosen independently by the Nominating/Corporate Governance Committee, a candidate will be recommended for nomination based on his or her talents in relation to the talents of the existing Board members and the needs of the Board. It is the goal of the Nominating/Corporate Governance Committee in recommending director nominees to foster relationships among directors that are complimentary and that will make the Board most effective. A candidate, whether recommended by a Company stockholder or otherwise, will not be considered for nomination unless he or she (i) is of good character, (ii) is a citizen of the United States, (iii) owns shares of the Company’s common stock, the aggregate value of which is not less than $500, as determined in accordance with the Financial Institutions Article of the Annotated Code of Maryland, and (iv) satisfies all other requirements imposed under applicable law. Additionally, the Nominating/Corporate Governance Committee believes that it is important for candidates recommended for nomination to have the ability to attract business to the Company, live or work within the communities in which the Company operates, and possess the skills and expertise necessary to provide leadership to the Company. Certain Board positions, such as Audit Committee membership, may require other special skills or expertise. To identify potential nominees for the Board, the Nominating/Corporate Governance Committee first evaluates the current members of the Board willing to continue in service. Current members of the Board are considered for re-nomination, balancing the value of their continued service with that of obtaining new perspectives and in view of our developing needs. If necessary, the Nominating/Corporate Governance Committee then solicits ideas for possible candidates from a number of sources, which can include other Board members, senior management, individuals personally known to members of the Board and research. The Nominating/Corporate Governance Committee may also retain a third party to assist it in identifying potential nominees; however, the committee has not done so in the past.

The Nominating/Corporate Governance Committee is responsible for assembling and maintaining a list of qualified candidates to fill vacancies on the Board. The Nominating/Corporate Governance Committee periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates.

2006 ANNUAL REPORT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of December 31, 2006, certain information concerning shares of the Common Stock of the Company beneficially owned by (i) the executive officers of the Company and Bank; (ii) all directors and nominees for directors of the Company and the Bank; (iii) all directors and executive officers of the Company and the Bank as a group; and (iv) other significant shareholders.

Beneficial Owner(1)(21)	Amount and Nature of Beneficial Ownership		Percent of Class
Executive Officers:
Chief Executive Officer – Bank and Company: Robert A. Altieri	45,877	(2)	1.64%
Senior Vice President – Bank and Company: Edward R. Bootey	32,475	(3)	1.16%
Senior Vice President – Bank and Company: John A. Giovanazi	17,665	(4)	*
Senior Vice President – Bank and Company: Robert F. Hickey	16,390	(5)	*
Senior Vice President – Bank and Company: Gary M. Jewell	32,850	(6)	1.17%
Senior Vice President – Bank and Company: Lola B. Stokes	105		*
Senior Vice President – Bank and Company: James M. Uveges	5,000	(7)	*
DIRECTORS:
Robert J. Aumiller – Bank and Company	4,410	(8)	*
Steven K. Breeden – Bank and Company	22,328	(9)	*
Albert R. Counselman – Bank and Company	39,731	(10)	1.42%
Harold I. Hackerman – Bank and Company	5,295	(11)	*
John P. Hauswald – Bank and Company	17,332	(12)	*
William L. Hermann – Bank and Company	100		*
David P. Hessler – Bank and Company	7,510	(13)	*
Howard S. Klein – Bank and Company	11,827	(14)	*
Ben F. Mason – Bank and Company	70,979	(15)	2.53%
Charles E. Moore, Jr. – Bank and Company	5,928	(16)	*
John Paul Rogers – Bank and Company	207,622	(17)	7.40%
William C. Rogers, Jr. – Bank and Company	273,828	(18)(19)(20)	9.76%
All Directors and Executive Officers of the Company as a Group (19 persons)	673,073	(21)	23.98%

*             Less than 1%

(1)        Unless otherwise indicated, the named person has sole voting and investment power with respect to all shares.

(2)        Includes 1,054 shares owned jointly by Mr. Altieri and his wife, 173 shares Mr. Altieri holds as trustee for minor children under the Maryland Uniform Gifts to Minors Act, and 44,650 fully vested options to purchase shares at an exercise price of between $10.94 and $17.79 per share.

(3)        Includes 2,425 shares owned jointly by Mr. Bootey and his wife and 30,050 fully vested options to purchase shares at an exercise price of between $10.94 and $17.79 per share.

(4)        Includes 14,515 fully vested options to purchase shares at an exercise price of between $12.667 and $16.02 per share.

(5)        Includes 13,000 fully vested options to purchase shares at an exercise price of between $14.50 and $17.75 per share.

(6)        Includes 32,850 fully vested options to purchase shares at an exercise price of between $10.94 and $17.79 per share.

(7)        Includes 5,000 fully vested options to purchase shares at an exercise price of $14.85 per share.

(8)      Includes 3,465 shares owned jointly by Mr. Aumiller and his wife and 840 fully vested options to purchase shares at an exercise price of between $14.45 and $16.31 per share.

(9)        Includes 11,995 shares owned jointly by Mr. Breeden and his wife and 5,040 fully vested options to purchase shares at an exercise price of between $9.71 and $18.10 per share.

(10)     Includes 2,520 fully vested options to purchase shares at an exercise price of between $12.11 and $18.10 per share, but excludes 16,454 shares owned by Mr. Counselman’s wife.

(11)     Includes 2,670 shares owned jointly by Mr. Hackerman and his wife, and 2,520 fully vested options to purchase shares at an exercise price of between $12.11 and $16.31 per share.

(12)     Includes 210 shares owned jointly by Mr. Hauswald and his wife and 4,830 fully vested options to purchase shares at an exercise price of between $9.71 and $18.10 per share.

CARROLLTON BANCORP

(13)     Includes 1,470 shares owned jointly by Mr. Hessler and his wife and 3,780 fully vested options to purchase shares at an exercise price of between $9.71 and $16.31 per share.

(14)     Includes 1,680 shares owned by Colgate Investments, LLP, of which Mr. Klein is partner and 2,079 shares Mr. Klein holds as trustee for minor children under the Maryland Uniform Gifts to Minors Act. Also includes 3,780 fully vested options to purchase shares at an exercise price of between $9.71 and $16.31 per share.

(15)     Includes 3,150 fully vested options to purchase shares at an exercise price of between $9.71 and $16.31 per share. Also includes 67,099 shares owned by The Security Title Guarantee Corporation of Baltimore of which Mr. Mason is a Director.

(16)     Includes 840 fully vested options to purchase shares at an exercise price of between $12.11 and $16.31 per share. Excludes 17,320 shares owned by Mr. Moore’s wife and 4,689 shares of which Mrs. Moore has voting control as a personal representative of an estate.

(17)     Includes 4,410 fully vested options to purchase shares at an exercise price of between $12.11 and $18.10 per share. Also includes 67,099 shares owned by The Security Title Guarantee Corporation of Baltimore and 9,981 shares owned by Maryland Mortgage Company of which Mr. Rogers is a principal shareholder.

(18)     Includes 67,099 shares owned by The Security Title Guarantee Corporation of Baltimore of which William C. Rogers, Jr. is Chairman, as well as a Director. Also includes 2,720 fully vested options to purchase shares at an exercise price of between $14.45 and $18.10 per share.

(19)     Includes 6,818 shares owned by the Moreland Memorial Park Cemetery Bronze Perpetual Care Trust Agreement, Inc., 6,168 shares owned by Moreland Memorial Park Perpetual Care, 34,034 shares owned by Moreland Memorial Park Perpetual Care Trust, 3,597 shares owned by Moreland Memorial Park, Inc. Bronze Marker Perpetual Care Trust Fund, 6,168 shares owned by Moreland Memorial Park Cemetery, Inc. Perpetual Care Trust Agreement, and 9,981 shares owned by Maryland Mortgage Company of which William C. Rogers, Jr., is President as well as a Director.

(20)     Includes 135,263 shares owned jointly by Mr. Rogers and his wife. Excludes 12,380 shares owned by Mr. Roger’s wife.

(21)     All directors, executive officers and other significant shareholders may be contacted at the Company’s corporate offices by addressing correspondence to the appropriate person, care of Carrollton Bancorp, 344 North Charles Street, Suite 300, Baltimore, Maryland 21201.

CERTAIN BENEFICIAL OWNERS

The table below includes all of the shareholders of the Company known by the Company to beneficially own more than five percent of its Common Stock as of December 31, 2006 unless otherwise indicated.

								Common
								Stock
								Beneficially
								Owned as a
								Percentage
	Common							of
	Stock							Outstanding
Name and address of	Beneficially	Investment Power			Voting Power			Common
Beneficial Owner	Owned	Sole	Shared	None	Sole	Shared	None	Stock
John Paul Rogers 46 C Queen Anne Way Chester, MD 21619	207,622	130,452	77,080		130,452	77,080		7.40%
William C.Rogers, Jr. 6 South Calvert Street Baltimore, MD 21202	273,828	4,700	269,128		4,700	269,128		9.76%
Patricia A. Rogers P.O. Box 246 Gibson Island, MD 21056	178,462	101,382	77,080		101,382	77,080		6.36%
Hot Creek, LLC 6900 South McCarran Blvd. Suite 3040 Reno, NV 89509	174,255	174,225			174,225			6.21%

The information furnished is based upon information contained in a respective Schedule 13 G filed with the SEC, a copy of which was provided to the Company.

2006 ANNUAL REPORT

EXECUTIVE OFFICERS

Certain information regarding significant employees of the Bank other than those previously mentioned is set forth below:

Robert A. Altieri – Mr. Altieri, age 45, has been President and Chief Executive Officer of both the Bank and Company since his appointment in February 2001. Mr. Altieri previously was the Senior Vice President – Lending of the Bank since June 1994, and Vice President – Commercial Lending since September 1991.

Edward R. Bootey – Mr. Bootey, age 60, has been Senior Vice President – Automation & Technology since October, 1995, and was Senior Vice President – Operations of the Bank from June 1994 to October 1995. Mr. Bootey previously served as Vice President – Operations from January 1991. He served as Assistant Vice President – Operations from December 1987 until January 1991.

John A. Giovanazi – Mr. Giovanazi, age 49, has been Senior Vice President and Chief Lending Officer since his appointment in February 2001. Mr. Giovanazi previously was Vice President of Commercial Lending since August 1996. Prior to joining Carrollton Bank, he was a Vice President, Commercial Lending, with Citizens Bank of Maryland, from 1992 to 1996. Mr. Giovanazi resigned effective March 23, 2007.

Robert F. Hickey – Mr. Hickey, age 45, has been Senior Vice President – Branch Administration since December 2003. Prior to joining Carrollton Bank, Mr. Hickey was an Account Executive for Chase Manhattan Mortgage from 2000 to 2003. He served as President of Carrollton Mortgage Services, Inc. from 1997 to 2000. Mr. Hickey resigned effective January 26, 2007

Gary M. Jewell – Mr. Jewell, age 60, has been Senior Vice President – Electronic Banking since July 1998. He was previously Senior Vice President and Retail Delivery Group Manager from March 1996 to July 1998. Prior to joining the Bank, Mr. Jewell was Director of Product Management and Point of Sale Services for the MOST EFT network in Reston, Virginia from March 1995 to March 1996.

James M. Uveges – Mr. Uveges, age 56, has been Senior Vice President and Chief Financial Officer of the Bank since June 6, 2005. He was previously an Interim Executive Consultant from May 2004 to June 2005. Prior to that, Mr. Uveges held the position of Senior Vice President and Chief Financial Officer at Spectera, Inc. from March 1999 to April 2004, Susquehanna Bank from January 1998 to February 1999 and American National Bancorp from 1990 to 1997.

Lola B. Stokes – Mrs. Stokes, age 49, has been Senior Vice President and Compliance/CRA Director of the Bank since June 2006. She was previously Senior Vice President in charge of Bank Secrecy Act at Provident Bank since January 2005. Prior to that Mrs. Stokes held the position of Vice President of Compliance at Carrollton Bank from July 2000 to January 2005.

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW OF COMPENSATION PHILOSOPHY AND PROGRAM

The Company’s executive compensation program is designed to:

•         Align the financial interests of the executive officers with the long-term interests of the Company’s shareholders;

•         Attract and retain high performing executive officers to lead the Company to greater levels of profitablitiy; and

•         Motivate and incent executive officers to attain the Company’s earnings and performance goals.

The compensation program for the Company’s executive officers has four primary components:

•        base salary;

•        annual incentive awards;

•        long-term equity-based awards; and

•        employee benefits as well as perquisites.

The Compensation Committee has the authority to obtain the services of independent compensation consulting firms to provide advice on executive compensation matters. In developing the compensation program for 2006, the Compensation Committee retained Clark Consulting to develop and review competitive market date.

The philosophy is to pay conservatively competitive base salaries based on company and individual experience, performance, and contributions. Short-term incentives, generally payable in cash, and long-term incentives, generally provided through equity based awards, are targeted to be competitive but depend more heavily upon Company performance than does base pay. Total compensation and accountability are intended to increase with position and responsibility.

CARROLLTON BANCORP

The Company recognizes that executives have significant influence on the overall financial results of the Company and aligns the financial interests of the executive officers with the long-term interests of the shareholders by using equity-based awards that increase in value as shareholder value increases and by chosing financial measures and goals for cash incentive compensation that are based on the key measures that drive the financial performance of the Company.

BASE SALARY

The Company believes that competitive base salaries are necessary to attract and retain high performing executive officers. In determining base salaries, the Compensation Committee considers the executive’s qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive’s past performance, as well as competitive salary practices at other financial institutions.

With respect to the compensation of the Company’s chief executive officer, all of the members of the board of directors provide input and recommendations through a formal annual performance review process. The performance review of the chief executive officer is generally based on objective criteria including performance of the Company, accomplishment of strategic objectives, development of management, and other measures of performance.

The Compensation Committee compared the proposed compensation of Mr. Altieri with independent studies published reflecting compensation information of the peer group commercial banking institutions participating in the study and with the compensation of executive officers of banking institutions, based on proxy information covering institutions comparable to the Company in terms of criteria including the nature and quality of operations, or geographic proximity. This group included financial institutions having high returns on assets, capital significantly in excess of that required by current federal regulations, and located within a 100 mile radius of Baltimore so as to include companies operating in a comparable economic climate. No target was established in the comparison with this group of institutions.

The average salary increase for Named Executive Officers, as defined below, other than the chief executive officer, in 2006 was 6.4%. The chief executive officer received an increase of 7.5%. The base salary earned in 2006 by each of the Named Executive Officers is set forth in the “Summary Compensation Table.”

ANNUAL INCENTIVE PLAN

All of the Company’s Named Executive Officers participate in the Bonus Plan (“BP”). The BP encourages executive officers of the Company to work together as a team to achieve specific annual financial goals. The BP is designed to motivate executive officers of the Company to achieve strategic goals, strengthen links between pay and the performance of the Company and align management’s interests more closely with the interests of the shareholders.

The plan is designed to pay out a cash reward based on pre-established key performance indicators, which also has a minimum net income trigger that must be met before payouts may be made. The key performance indicators are:

•         Growth as measured by gross loans, noninterest bearing accounts, and interest-bearing accounts and repurchase agreements.

•         Pricing/profitability as measured through net interest margin, fee and service charge income.

•         Quality as measured through non-performing assets and net charge offs.

•         Productivity as measured through efficiency ratio.

Incentives are calculated based on budget and business plan goals as measured by the key performance indicators. For 2006, the budgeted amounts were approved at the December 2005 meeting of the Board of Directors. No payouts were made in 2007 based on the final Company performance for the year ended December 31, 2006 due to the $1.8 million charge from the check kiting scheme by one of the Bank’s commercial customers. In 2006, Mr. Jewell received $30,000 in accordance with the terms of his employment agreement and $5,615 awarded by the Compensation Committee.

1998 PLAN

All of the Company’s Named Executive Officers participate in receiving equity awards under the Company’s 1998 Plan. The purpose of long-term compensation arrangements is to more closely align the financial interests of the executive officers with the long-term interests of the Company’s shareholders. Vesting schedules for equity based awards also encourage officer retention. The 1998 Plan provides for a variety of different types of compensation arrangements, such as stock options, restricted stock, stock appreciation rights, phantom shares, bonus shares or cash awards, all of which increase in value as the value of the Common Stock increases. The Compensation Committee recommends, in its discretion, the form and number of equity based awards and the full Board of Directors approves the awards. In December 2006, the Compensation Committee recommended and

2006 ANNUAL REPORT

the Board of Directors approved the grant of 5,000 incentive stock options to Mr. Jewell in accordance with the terms of his employment agreement. Options vest one-third each on the first, second and third anniversaries of the grant. The 1998 Plan prescribes that all outstanding awards granted more than six months prior to the date of any change in control automatically become fully vested on such change in control, all restrictions, if any, with respect to such awards, shall lapse, and all performance criteria, if any, with respect to such awards, shall be deemed to have been met in full.

POTENTIAL POST-EMPLOYMENT PAYMENTS

The Company has entered into certain agreements and maintains certain plans that will require it to provide compensation to Named Executive Officers in the event of a termination of employment. Post-employment payments are provided for under the employment agreements described in the “Executive Compensation – Employment Agreements” section of this proxy statement, and the 1998 Plan.

EMPLOYMENT AGREEMENTS

Upon termination without cause or upon a change in control, Mr. Altieri and Mr. Jewell will be eligible for specific benefits under their employment agreements. These benefits are outlined in the “Executive Compensation – Employment Agreements” section of this proxy statement.

POTENTIAL PAYMENTS UPON TERMINATION

The table below respresents the lump sum maximum amount each Named Executive Officer would have been eligible to receive  under their repective employment agreement upon a change in control or if their employment was terminated under one of the various scenarios described below as of December 31, 2006. Benefits payable under the Company’s pension plan or 401(K) Plan are not included.

Named Executive Officer	Quit/Termination for Cause ($)	Involuntary Termination Not For Cause ($)	Change in Control ($)
Robert A. Altieri	—	$456,957	$725,436
Gary M. Jewell	—	249,218	616,814

TAX AND ACCOUNTING IMPLICATIONS

Section 162(m) of the Internal Revenue Code provides for non-deductibility, in certain cases, of compensation paid to certain executives in excess of $1 million per year. The Company does not have a policy limiting compensation to amounts deductible under Section 162(m). The 1998 Plan has been approved by the shareholders and is designed to be a qualified performance-based plan so that Section 162(m) limits would not apply to plan benefits. Section 162(m) limits would apply to salary, bonuses in excess of bonuses under the annual incentive compensation plan and certain amounts included under “Other Annual Compensation” and “All Other Compensation” in the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

The Compensation Committee
Ben F. Mason, Chairman Robert J. Aumiller Steven K. Breeden Harold I. Hackerman Charles E. Moore, Jr.

CARROLLTON BANCORP

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned by or awarded to the Company’s Principal Executive Officer, Principal Financial Officer, and the three most highly compensated other executive officers for 2006 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Changes in Pension Value & Nonqualified Deferred Compensation Earnings(3)	All Other Compensation (4)	Total
Robert A. Altieri	2006	$215,000	$—	—	—	$6,822	$18,383	$240,205
President &	2005	200,648	50,000	—	10,000	6,401	12,218	262,866
Chief Executive Officer	2004	191,879	—	—	—	66,731	4,873	196,752
James M. Uveges	2006	150,000	—	—	—	—	9,602	159,602
Senior Vice President &	2005	76,464	13,500	—	5,000	—	774	90,738
Chief Financial Officer(5)	2004	—	—	—	—	—	—	—
John A. Giovanazi	2006	137,700	—	—	—	3,359	13,462	154,521
Senior Vice President	2005	121,221	18,509	—	5,000	3,135	7,542	147,272
	2004	115,285	5,500	—	5,000	38,076	2,975	123,760
Gary M. Jewell	2006	120,000	30,000	—	5,000	8,526	11,332	169,858
Senior Vice President	2005	109,782	35,615	—	5,000	7,876	7,747	153,144
	2004	104,931	28,072	—	5,000	98,733	3,295	136,298
Robert F. Hickey	2006	121,275	—	—	—	1,527	6,535	129,337
Senior Vice President	2005	121,275	5,775	—	5,000	1.433	3,666	130,716
	2004	116,217	—	—	5,000	15,208	180	116,397

(1)    No stock awards were made in 2006, 2005, or 2004.

(2)    All unexercised options to Named Executive Officers were fully vested at December 31, 2005.

(3)    The pension plan was frozen effective December 31, 2004.

(4)    Amount includes 3% of Named Executive Officer’s salary as a safe harbor contribution and 50% of the 401(K) contribution up to 6% of compensation as a matching contribution to the Bank’s 401(K) plan, compensation attributed to the portion of the premium paid by the Bank for a group term life insurance policy for coverage in excess of $50,000 and personal use of a Company vehicle. None of the values of individual benefits and perquisites exceeded $25,000.

(5)    Mr. Uveges was hired in June 2005.

2006 ANNUAL REPORT

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR END

The following table shows all outstanding equity awards held by Named Executive Officers as of December 31, 2006:

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Robert A. Altieri	6,300	—	$17.790	5/13/1998
	6,300	—	15.419	5/14/1999
	3,150	—	13.452	7/27/2000
	10,500	—	10.943	5/24/2001
	8,400	—	12.667	7/25/2002
	10,000	—	14.500	12/15/2005
James M. Uveges	5,000	—	14.850	6/6/2005
John A. Giovanazi	840	—	15.419	5/13/1999
	525	—	13.452	7/27/2000
	3,150	—	12.667	7/25/2002
	5,000	—	16.020	7/22/2004
	5,000	—	14.500	12/15/2005
Gary M. Jewell	4,200	—	17.790	5/14/1998
	6,300	—	15.419	5/13/1999
	3,150	—	13.452	7/27/2000
	1,050	—	10.943	5/24/2001
	3,150	—	12.667	7/25/2002
	5,000	—	16.020	1/22/2004
	5,000	—	14.500	12/15/2005
	5,000	5,000	17.160	12/31/2006
Robert F. Hickey	3,000	—	17.750	12/31/2003
	5,000	—	16.020	7/22/2004
	5,000	—	14.500	12/15/2005

GRANTS OF PLAN-BASED AWARDS

The following table contains information concerning the grant of stock options under the 1998 Plan during the year ended December 31, 2006.

Name	Grant Date	Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($1/sh)
Robert A. Altieri	—	—	$—
James M Uveges	—	—	—
John A. Giovanazi	—	—	—
Gary M. Jewell	12/31/2006	5,000	17.16
Robert F. Hickey	—	—	—

A total of 12,430 incentive stock options were granted in 2006 under the 1998 Plan to directors and employees. Of that total, 6,930 stock options were granted to directors at an exercise price of $16.31. The options granted to directors vest over a three-year period and expire, if not exercised, in 2016.

CARROLLTON BANCORP

OPTION EXERCISES AND STOCK VESTED

The following table shows exercises of stock by the Company’s Named Executive Officers during the year ended December 31, 2006 and the value realized by them:

Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
Robert A. Altieri	—	$—
James M. Uveges	—	—
John A. Giovanazi	3,150	12,780
Gary M. Jewell	—	—
Robert F. Hickey	—	—

EMPLOYMENT AGREEMENTS

During 2004, the Company entered into an employment agreement with Mr. Robert A. Altieri, President and Chief Executive Officer. The term of the agreement begins on June 1, 2004 and is effective for three years. As part of the agreement, the Bank will pay Mr. Altieri a minimum annual base salary of $200,000. At the end of each calendar year, Mr. Altieri may receive a cash bonus not to exceed 40% of his base salary. The amount of the bonus will be determined by the Compensation Committee based on defined goals and objectives established by the foresaid committee and the Board of Directors. In addition, Mr. Altieri is entitled to participate in all employee benefit plans and arrangements as offered by the Bank to all employees and officers. In the event that the Bank terminates Mr. Altieri without cause, he will be entitled to receive his then current monthly salary for up to twenty-four (24) months and two years of medical/disability insurance. In the case of termination as a result of Sale of Bank and Mr. Altieri is not offered similar employment with the acquiring institution, Mr. Altieri would be entitled to: (i) three years of his current salary payable in 36 monthly installments (ii) three years of medical/disability insurance (iii) at Mr. Altieri’s option, he can purchase the Bank-owned car assigned to him at no cost to him except for transfer costs.

In addition, during 2004, the Company entered into an employment contract with Gary M. Jewell, Senior Vice President, Electronic Banking Department. The term of the agreement begins on June 8, 2004 and is effective for three years. As part of the agreement, the Bank will pay Mr. Jewell a minimum annual base salary of $102,831. At the end of each calendar year, Mr. Jewell shall receive a cash bonus of 25% of his base salary and option grants to purchase five thousand (5,000) shares of Bank common stock, provided the annual Point of Sale revenue received by the Bank during the calendar year exceeds One Million Dollars ($1,000,000). In addition, Mr. Jewell is entitled to participate in all employee benefit plans and arrangements as offered by the Bank to all employees and officers and is entitled to a Bank-owned car. In the event that the Bank terminates Mr. Jewell without cause, he will be entitled to receive his then current monthly salary for up to twenty-four (24) months. In the case of termination as a result of Sale of Bank and Mr. Jewell will receive a severance package to include: (i) three years of his current salary payable in 36 monthly installments and (ii) three years of medical/disability insurance. After the three year term, Mr. Jewell is entitled to an additional three (3) years to receive 65% of his salary and medical/disability insurance. Additional provisions include a Non-Compete cause which for one year following the termination of employment, prohibits Mr. Jewell from soliciting, servicing, or assisting in Point of Sale transactions for any other company. Mr. Jewell is also required to train other persons designated by the Bank in all aspects of Electronic Banking.

PENSION BENEFITS AND PERQUISITES

Effective December 31, 2004, the Company froze its defined benefit plan. Participant benefits stopped accruing as of the date of the freeze. No new participants entered the defined benefit plan after December 31, 2004. Assets of the plan are held in a trust fund managed by an insurance company.

As of December 31, 2006, the following table shows the present value of accumulated benefits under the Company’s defined benefit plan for each Named Executive Officer:

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefits
Robert A. Altieri	Pension Plan	13	$116,633
James M. Uveges(2)	Pension Plan	N/A	—
John A. Giovanazi	Pension Plan	8	55,851
Gary M. Jewell	Pension Plan	9	129,060
Robert F. Hickey	Pension Plan	7	26,114

(2)    Mr. Uveges was hired subsequent to the Plan freeze.

2006 ANNUAL REPORT

The Company has a contributory thrift plan qualifying under Section 401(K) of the Internal Revenue Code. Employees with one year of service are eligible for participation in the Plan. In conjunction with the curtailment of the defined benefit plan, the Company expanded the thrift plan to make it a Safe Harbor Plan. Once an employee has been at the Company for one year, the Company then contributes 3% of the employee’s salary to the Plan for the employee’s benefit. The Company also matches 50% of the employee’s 401(K) contribution up to 6% of the employee’s compensation. All Named Executive Officers participated in the 401(K) plan in 2006 and received matching funds. Such amounts attributable to each Named Executive Officer are included in all other compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2006, the Company and the Bank had banking and other relationships, in the ordinary course of business, with a number of its Directors and companies associated with its directors. The Company purchased insurance through its broker, Riggs, Counselman, Michaels & Downes, Inc., of which Mr. Counselman is President and Chief Executive Officer. The insurance coverage purchased was made on substantially the same terms, as those prevailing at the time, for comparable transactions with others. Management believes the terms of the insurance coverage obtained through Riggs, Counselman, Michaels &Downes, Inc. were at least as favorable to the Company as could have been obtained elsewhere.

Outstanding loans exist to Robert J. Aumiller, Steven K. Breeden, David P. Hessler and William C. Rogers, Jr. and their related companies which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others not considered outsiders, and did not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

During the past year the Company has had banking transactions in the ordinary course of its business with: (i) its directors and nominees for directors; (ii) its executive officers; (iii) its 5% or greater shareholders; (iv) members of the immediate family of its directors, nominees for directors or executive officers and 5% shareholders; and (v) the associates of such persons on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by the Company to these persons have not had and do not currently involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2006, the balance of loans outstanding to directors, executive officers, owners of 5% or more of the outstanding Common Stock, and their associates, including loans guaranteed by such persons, aggregated $7,976,614 which represented approximately 22.9% of the Company’s equity capital accounts.

William C. Rogers, Jr., a director of both the Company and the Bank, is a partner of the law firm of Rogers, Moore and Rogers, which performs legal services for the Company, the Bank, and Bank subsidiaries (Carrollton Financial Services, Inc., Carrollton Mortgage Services, Inc., and Carrollton Community Development Corporation). Management believes that the terms of these transactions, which totaled approximately $195,000 in 2006, were at least as favorable to the Company as could have been obtained elsewhere.

Albert R. Counselman, a director of both the Company and the Bank, is President and Chief Executive Officer of Riggs, Counselman, Michaels & Downes, Inc., an insurance brokerage firm through which the Company, the Bank, and Bank subsidiaries place various insurance policies. The Company and the Bank paid total premiums for insurance policies placed by Riggs, Counselman, Michaels & Downes, Inc in 2006 of approximately $282,000. Management believes that the terms of these transactions were at least as favorable to the Company as could have been obtained elsewhere.

Robert J. Aumiller, a director of both the Company and the Bank is Executive Vice President of MacKenzie Real Estate Services, a brokerage and real estate development firm, through which the Company and the Bank paid for appraisal, construction, brokerage and management services of approximately $356,000 in 2006 for appraisal and property management services provided by MacKenzie Commercial Real Estate Services. Management believes these terms were as favorable as could have been obtained elsewhere.

Under the Company’s policies and procedures for review and approval of transactions with related persons, such transactions are to be approved by a majority of the directors who have no financial interest in the transaction.

AUDIT COMMITTEE REPORT

The Audit Committee has adopted a written charter which was included as part of the definitive proxy statement delivered to stockholders with respect to the 2004 Annual Meeting. The members of the Audit Committee are “independent” as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and applicable SEC rules. The Audit Committee has (1) reviewed and discussed the Company’s audited financial statements with management and representatives of Rowles & Company, LLP, the Company’s Independent Registered Public Accounting Firm; (2) discussed with Rowles & Company, LLP all matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees); and (3) reviewed the written disclosures required by Independence Standards Board Standard No. 1, which were received from the Company’s Independent

CARROLLTON BANCORP

Registered Public Accounting Firm, and has discussed the Independent Registered Public Accounting Firm’s independence with them. The Audit Committee has reviewed the fees of the Independent Registered Accounting Firm for non-audit services and believes that such fees are compatible with the independence of the Independent Registered Accounting Firm.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Audit Committee:

Charles E. Moore, Jr., Chairman
Harold I. Hackeman
William L. Hermann
David P. Hessler
Howard S. Klein

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC. Specific due dates for these reports have been extablished and pursuant to applicable rules, the Company is required to report in its proxy statement any failure to file by these dates. Based on the Company’s review of copies of such reports that such persons have filed with the SEC, the Company believes that all required reports of its directors and executive officers have been timely filed with the SEC since the beginning of 2006.

PROPOSAL 2: APPROVAL OF THE 2007 EQUITY PLAN

On March 29, 2007, the Board of Directors approved, subject to shareholder approval, the Carrollton Bancorp 2007 Equity Plan (the “2007 Equity Plan”), under which 500,000 shares of the Common Stock of the Company will be reserved for issuance. The 2007 Equity Plan will not become effective until it is approved by the Company’s shareholders. The Board of Directors is requesting that the shareholders of the Company approve the 2007 Equity Plan so that the Company may issue to directors and key employees, awards that are linked to the value of the Company’s Common Stock. The 2007 Equity Plan will replace the 1998 Plan. If the 2007 Equity Plan is not approved, then the 1998 Plan will remain in effect.

DESCRIPTION OF THE 2007 EQUITY PLAN

The following is a description of the purpose and a summary of the provisions of the 2007 Equity Plan. The summary is qualified in its entirety by reference to the complete text of the 2007 Equity Plan, which is attached hereto as Appendix A.

General.   The 2007 Equity Plan permits us to issue stock options, stock appreciation rights (“SARs”), restricted stock, restricted performance stock, unrestricted company stock and performance unit awards, to non-employee directors and employees (including officers who are directors) of Carrollton Bancorp and its subsidiaries. The 2007 Equity Plan does not permit the repricing of stock options or stock appreciation rights or the granting of discounted stock options or stock appreciation rights. The Plan provides for automatic annual grants of 300 shares of unrestricted stock of the Company to each non-employee director.

Purpose.   The purposes of the Plan are as follows:

•         To attract and retain employees and non-employee directors of outstanding ability;

•         To strengthen the Company’s capability to develop, maintain, and direct a competent management team;

•         To provide an effective means for selected employees and non-employee directors to acquire and maintain ownership of Company stock;

•         To motivate employees to achieve long-range performance goals and objectives; and

•         To provide incentive compensation opportunities competitive with peer financial institution holding companies.

Administration of the Plan.   The Board has the authority and the discretion under the Plan to grant awards to non-employee directors of the Company. The Compensation Committee of the Board of Directors has the authority and the discretion to administer the Plan in general and to issue awards to employees of the Company and its subsidiaries and to directors of subsidiaries of the Company. The term “Grantor” as used in this summary refers to the Board, with respect to awards to non-employee directors, and to the Compensation Committee, with respect to awards to employees of the Company and its subsidiaries and to directors of subsidiaries of the Company. Except as expressly limited by the Plan, the authority of the Grantor includes the authority to determine the timing of awards, to select the recipients of awards, and to determine the terms of each award, including, among other things, any modifications of awards, applicable restrictions, termination and vesting conditions.

2006 ANNUAL REPORT

The Compensation Committee is comprised solely of non-employee directors of the Board.

Number of Shares Available for Issuance.   The aggregate number of such shares which may be issued upon exercise of options or in connection with other awards under the 2007 Equity Plan shall not exceed Five Hundred Thousand (500,000). If an award or portion of an award is cancelled, terminated, expires or is forfeited before it is exercised or becomes fully vested, the shares of common stock underlying that award or portion of the award will be available for future grants under the 2007 Equity Plan. The maximum aggregate dollar value of, and the maximum number of shares of Company stock subject to, restricted stock, restricted performance stock and performance units awarded to any employee with respect to a performance period or restriction period may not exceed 500,000 shares of Company stock (for stock awards) and $500,000 (for non-stock awards), respectively, for each fiscal year included in such restriction period or performance period. The maximum number of shares of common stock for which Options or SARs may be granted to any employee in any one fiscal year shall not exceed 500,000. The Compensation Committee or the Board may adjust the 500,000 share limit if it determines that a dividend, recapitalization, stock split, merger, consolidation or other similar corporate transaction or event equitably requires an adjustment.

Types of Awards.   The 2007 Equity Plan provides for the issuance of incentive stock options to our employees and nonqualified stock options, stock appreciation rights, restricted stock, restricted performance stock, unrestricted company stock and performance unit awards to our employees and non-employee directors. Rights to awards may be contingent on the satisfaction of performance criteria determined by the Grantor, including but not limited to earnings per share (actual or targeted growth); net income after capital costs; net income (before or after taxes); return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, or return on average equity); efficiency ratio; full-time equivalency control; stock price (including, but not limited to, growth measures and total shareholder return); noninterest income compared to net interest income ratio; expense targets; operating efficiency; EVA®; credit quality measures; customer satisfaction measures; loan growth; deposit growth, net interest margin; fee income; and operating expense (“Performance Criteria”).

Stock Options.   The plan provides for two types of stock options: incentive stock options and non-qualified stock options. The differences between incentive stock options and non-qualified stock options relate mainly to their tax treatment under the U.S. Internal Revenue Code (see U.S. Tax Consequences, below). A stock option gives the holder the right to receive a designated number of shares of our common stock during the period that the option is vested upon payment of the exercise price for the stock options, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. The exercise price of an option may not be less than the fair market value of our stock on the date of grant of the option, except for incentive stock options granted to 10% shareholders, in which case the exercise price must be at least 110% of the fair market value of our stock on the date of grant. Incentive stock options must expire no later than the tenth anniversary of the date of grant, except for incentive stock options granted to 10% shareholders, in which case expiration may be no later than the fifth anniversary of the date of grant.

Stock Appreciation Rights.   A stock appreciation right entitles the holder to a payment  in cash or shares of our common stock equal to the excess of the fair market value of the number of shares of our common stock underlying the stock appreciation right as of the date the stock appreciation right is exercised over such fair market value as of the date the stock appreciation right is granted. A stock appreciation right is subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made.

Restricted Stock and Restricted Performance Stock.   A restricted stock award is an award of shares of our common stock subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. Generally, restricted stock is forfeited to the Company if the individual to whom it was awarded terminates service prior to the end of the vesting period determined by the Grantor. A restricted performance stock award is an award of shares of our common stock that is forfeited to the Company if specific performance criteria, including one or more of the Performance Criteria, are not met during a defined period, called a performance period. The Grantor has the sole discretion to determine the performance criteria and the performance period and such other terms and conditions of the award.

Unrestricted Stock.   An unrestricted stock award is an award of shares of our common stock subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. However, unrestricted stock awards are fully vested, and therefore are not subject to forfeiture. In order to ensure that non-employee directors have a significant ownership stake in the Company, each non-employee director will be granted 300 shares of unrestricted Company stock on the date of each annual shareholders meeting, and each new non-employee director will be granted 300 shares of unrestricted stock when he or she commences service as a director.

Performance Units.   A performance unit represents the right to receive a payment in cash or shares of our common stock subject to specific performance criteria, including one or more of the Performance Criteria.

Effect of Termination on Outstanding Awards.   A Grantor’s termination of service with the Company and all subsidiaries will have the following effect on outstanding Awards, unless the award agreement provides otherwise:

•         Death, disability or retirement. If the grantee dies, becomes disabled or retires, all of his outstanding options, stock appreciation rights, restricted stock awards and restricted performance stock awards shall become fully vested. Options and stock appreciation rights may be exercised by the grantee or his or her personal

CARROLLTON BANCORP

representative at any time before the earlier of (i) one year after the grantee’s termination of service or (ii) the expiration date of the Award.

•         Discharge for cause. If the grantee is discharged for cause, his or her outstanding options and stock appreciation rights shall terminate immediately and his or her non-vested restricted stock awards and restricted performance stock awards shall immediately be forfeited.

•         Termination for other reasons. If the grantee terminates for any other reason, his or her outstanding vested options and stock appreciation rights may be exercised at any time within three months after such termination. Any outstanding options and stock appreciation rights and restricted stock and restricted performance stock rights that are not vested will be forfeited..

•         Performance Units. If the grantee terminates service with the Company and all of its subsidiaries at any time during the applicable performance period, all outstanding performance units will terminate.

Adjustments for Changes in Capitalization.   If the Company undergoes a reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in its corporate structure or shares, appropriate adjustments shall be made by the Committee or the Board, in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the option price per share subject to outstanding options or which may be issued under outstanding awards and the other terms of awards.

Change in Control.   All outstanding awards vest  upon a “change in control.”  “Change in control” means the occurrence of one or more of the following:

•         The acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in control. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is treated as an acquisition of stock for this purpose.

•         The acquisition by any one person, or more than one person acting as a group during any 12-month period of ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company.

•         The replacement of a majority of members of the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

•         The acquisition by any one person, or more than one person acting as a group, during any 12-month period of assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

Amendment and Termination.   The 2007 Equity Plan may be  terminated by the Board at any time. The Board may amend the 2007 Equity Plan (and the awards issued thereunder), but may not, without prior approval of the stockholders:

•         increase the maximum number of shares of common stock that may be issued under the Plan;

•         expand the types of awards available to Participants under the Plan;

•         materially change the method of determining the option price of options;

•         permit the repricing of Options;

•         extend the termination date of the Plan; or

•         take any other action that requires shareholder approval to comply with any legal or stock exchange requirements.

U.S. Tax Consequences.   The following brief description, which is based on existing law, sets forth certain of the federal income tax consequences of the grant of awards under the 2007 Equity Participation Plan. This description may differ from the actual tax consequences incurred by any individual recipient of an award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements and court decisions. Any such change may affect the federal income tax consequences described below.

Non-Qualified Stock Options.   A non-employee director or employee who is granted a non-qualified stock option will not recognize taxable income at the time the stock option is granted. In general, an optionee will be subject to

2006 ANNUAL REPORT

tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price, and the Company will receive a corresponding Federal income tax deduction. Income tax withholding requirements apply upon exercise. The optionee’s basis in the shares so acquired will be equal to the option exercise price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the stock option is exercised.

Incentive Stock Options.   An optionee is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition generally depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the stock option.

If the optionee satisfies both the employment rule and the holding rule, for regular tax purposes the optionee will not recognize income upon exercise of the stock option and the Company will not be allowed an income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

If the optionee meets the employment rule but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the stock option was exercised). If, however, the sale price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sale price over the option exercise price. In both situations, the tax deduction allowable to the Company is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any Federal income tax in the event of a disqualifying disposition.

Different consequences may apply for an optionee subject to the alternative minimum tax.

Stock Appreciation Rights.   A non-employee director or employee will not realize taxable income upon the award of stock appreciation rights. Upon the exercise of stock appreciation rights, any cash received and the fair market value on the exercise date of any shares of common stock received would constitute ordinary income to the participant, and the Company would be entitled to a deduction in the amount of such income at the time of exercise.

Restricted Stock and Restricted Performance Stock.   A non-employee director or employee who is granted restricted stock  or restricted performance stock will not recognize taxable income when the restricted stock or restricted performance stock is granted. In general, a restricted stockholder will recognize ordinary taxable income when the stock is no longer subject to a substantial risk of forfeiture and the Company will receive a corresponding Federal income tax deduction. However, a restricted stockholder may file with the IRS a “section 83(b) election” when the restricted stock or restricted performance stock is granted, as a result of which he or she will recognize taxable ordinary income when the stock is granted. Upon subsequent disposition of the shares, the restricted stockholder will recognize capital gain or loss, long-term or short-term, depending on the length of time the shares are held after the shares were recognized as ordinary income.

Performance Units.   A non-employee director or employee normally will not recognize taxable income upon the award of performance units. When the conditions and requirements established with respect to such an award have been satisfied and the payment amount determined, any cash and the fair market value of any shares of our common stock received will constitute ordinary income to the participant in the year in which paid or when no longer subject to a substantial risk of forfeiture, and the Company will be entitled to a deduction in the same amount.

Unrestricted stock.   A non-employee director normally will recognize taxable income and the Company will be entitled to a deduction when unrestricted stock is granted.

Deductibility of executive compensation.   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer, to the extent that total compensation exceeds $1 million per covered officer in any taxable year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options and stock appreciation rights granted under the 2007 Equity Plan qualifies as performance-based compensation for purposes of section 162(m) if the grants were made by a committee of “outside directors” as defined under section 162(m). We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options and stock appreciation rights will qualify as performance-based compensation for purposes of section 162(m) and will not have to be taken into account for purposes of the $1 million limitation. Accordingly, all compensation deemed paid with

CARROLLTON BANCORP

respect to those stock options should be deductible by us without limitation under section 162(m) of the Internal Revenue Code. Compensation paid by us in connection with restricted stock, restricted performance stock, unrestricted stock and performance unit awards may be taken into account for purposes of the $1 million limitation unless the individual award is specifically designed to comply with section 162(m)’s performance-based exemption, or the non-employee director or key employee is not subject to section 162(m) at the time the compensation is taken into account for purposes of section 162(m).

Impact of Section 409A.   Section 409A of the Internal Revenue Code applies to compensation vested or deferred after December 31, 2004. Although final IRS regulations under section 409A have not yet been issued, section 409A may apply to awards under the 2007 Equity Participation Plan.

REQUIRED VOTE AND RECOMMENDATION

Stockholder approval of the 2007 Equity Plan is required (i) under stock exchange rules for listing the shares of common stock reserved under the 2007 Equity Participation Plan and (ii) under the Internal Revenue Code of 1986, as amended, in order for options granted under the 2007 Equity Participation Plan to be considered “incentive stock options” and for awards to qualify as “performance-based” for purposes of Code Section 162(m).

A majority of the votes cast at the annual meeting is required for approval of the 2007 Equity Plan as set forth in this Proposal 2. Abstentions and broker non-votes will have no effect on the vote for this Proposal 2.

The Board of Directors unanimously recommends a vote “FOR” approval of the 2007 Equity Plan.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has ratified and affirmed the Audit Committee’s appointment of the accounting firm of Rowles & Company, LLP, to serve as independent registered public accounting firm for the Company for 2007 subject to ratification by the shareholders of the Company. Rowles & Company, LLP has served as independent auditors for the Company since 1955. No qualified opinions have been issued during such engagement. A representative of Rowles & Company, LLP will be present at the  Annual  Meeting.

AUDIT FEES AND SERVICES

	2006	2005
Audit Fees	$76,049	$80,205
Audit – Related Fees	10,500	9,995
Tax Fees	4,436	5,673
All Other Fees	—	—
Total	$90,985	$95,873

Audit services of Rowles & Company, LLP for 2006 consisted of professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Form 10-K and the review of the consolidated financial statements included in the Company’s Quarterly Reports on Forms 10-Q. “Audit- Related Fees” incurred in 2006 include charges related to the Company’s defined benefit plan audit and the Company’s 401(K) plan audit. “Tax Fees” in 2006 represent income tax return preparation and advice.

Audit services of Rowles & Company, LLP for 2005 consisted of professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Form 10-K and the review of the consolidated financial statements included in the Company’s Quarterly Reports on Forms 10-Q. “Audit- Related Fees” incurred in 2005 include charges related to the Company’s 401(K) plan audit. “Tax Fees” in 2005 represent income tax return preparation and advice.

The Audit Committee’s policy is to pre-approve all audit and permitted non-audit services other than de minimis non-audit services as defined in Section 10A(i)(1) of the Exchange Act, which will be approved prior to the completion of the independent auditor’s report. The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Rowles & Company, LLP

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEE

During the year ended December 31, 2006, Rowles & Company, LLP did not render to the Company any professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

A majority of the votes cast at the annual meeting is required for approval of the ratification of the appointment of Rowles & Company, LLP as the Company’s independent registered public accounting firm for 2007 as set forth in this Proposal 3. Abstentions and broker non-votes will have no effect on the vote for this Proposal 3.

The Board of Directors unanimously recommends a vote “FOR” ratification of Rowles and Company, LLP, as the Company’s independent registered public accounting firm for 2007.

2006 ANNUAL REPORT

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Proposals of shareholders to be presented at the 2008 Annual Meeting of the Company’s shareholders must be received at the Company’s principal executive offices prior to December 15, 2007 in order to be included in the proxy statement for such meeting. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of the Company by Certified Mail – Return Receipt Requested.

OTHER MATTERS

The management of the Company knows of no matters to be presented for action at the meeting other than those mentioned above; however, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interest of the Company.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The Securities and Exchange Commission has adopted rules that allow us to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more shareholders reside who share the same last name or whom we believe to be members of the same family. This is known as “householding.”

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you (or from one of these other shareholders), you and all other shareholders who have your last name and live at the same home address will receive only one copy of any of our annual report, proxy statement for our Annual Meeting of Stockholders, proxy statement we file and deliver in connection with any other meeting of shareholders, proxy statement combined with a prospectus or information statement. We will include with the household materials for our annual meetings, or any other shareholders’ meeting, a separate proxy card for each registered shareholder who shares your last name and lives at your home address.

If you do not wish to participate in the householding program, please contact our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 to “opt-out” or revoke your consent. If you “opt-out” or revoke your consent to householding, each primary account holder residing at your address will receive individual copies of the Carrollton Bancorp proxy statement, annual report and other future stockholder mailings.

If you do not object to householding, (1) you are agreeing that your household will only receive one copy of future Carrollton Bancorp stockholder mailings, and (2) your consent will be implied and householding will start 60 days after the mailing of this notice, to the extent you have not previously consented to participation in the householding program. Your affirmative or implied consent to householding will remain in effect until you revoke it. Carrollton Bancorp shall begin sending individual copies of applicable security holder communications subject to householding rules to a security holder within 30 days after revocation by the security holder of prior affirmative or implied consent. Your participation in the householding program is encouraged. It will reduce the volume of duplicate information received at your household as well as the cost of us preparing and mailing duplicate materials.

Most banks and brokers are delivering only one copy of the annual report and proxy statement to consenting street-name stockholders (you own shares in the name of a bank, broker or other holder of record on the books of our transfer agent) who share the same address. Those street-name stockholders who wish to receive separate copies may do so by contacting their bank or broker or other holder of record.

By Order of the Board of Directors

Allyson Cwiek
Secretary

Baltimore, Maryland
April 13, 2007

APPENDIX A

CARROLLTON BANCORP

2007 Equity Plan

ARTICLE I
PURPOSE AND EFFECTIVE DATE

1.1       Purpose. The purpose of the Plan is to provide financial incentives for selected Employees and Non-Employee Directors, thereby promoting the long-term growth and financial success of the Company by (a) attracting and retaining Employees and Non-Employee Directors of outstanding ability, (b) strengthening the Company’s capability to develop, maintain, and direct a competent management team, (c) providing an effective means for selected Employees and Non-Employee Directors to acquire and maintain ownership of Company Stock, (d) motivating Employees to achieve long-range Performance Goals and objectives, and (e) providing incentive compensation opportunities competitive with peer financial institution holding companies.

1.2       Effective Date and Expiration of Plan. The Plan will be effective upon its adoption by the Board and approval by affirmative vote of the Shareholders required under applicable rules and procedures, including those prescribed under Sections 162(m) and 422 of the Code and applicable NASDAQ rules. Unless earlier terminated by the Board pursuant to Section 12.2, the Plan shall terminate on the tenth anniversary of its Effective Date. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of this Plan by the Board or (b) the Effective Date.

ARTICLE II

DEFINITIONS

The following words and phrases, as used in the Plan, shall have the meanings set forth in this section. When applying these definitions and any other word, term or phrase used in this Plan, the form of any word, term or phrase will include any and all of its other forms.

2.1       Award means, individually or collectively, any Option, SAR, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock or Performance Unit Award.

2.2       Award Agreement means the written agreement between the Company and each Participant that describes the terms and conditions of each Award. If there is a conflict between the terms of the Plan and the Award Agreement, the terms of the Plan will govern.

2.3       Board means the Board of Directors of the Company.

2.4       Cause with respect to any Participant, means: (a) Gross negligence or gross neglect of duties; or (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Participant’s employment or service, as the case may be, with the Company or any of its Subsidiaries; or (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Participant’s employment or provision of services, as the case may be; or (d) Issuance of an order for removal of the Participant by any agency which regulates the activities of the Company or any of its Subsidiaries. Any determination of “Cause” under this Plan shall be made by the Committee in its sole discretion.

2.5       Company means Carrollton Bancorp, a Maryland corporation.

2.6       Company Director means a non-employee member of the Board.

2.7       Company Stock means the Company’s common shares, without par value per share.

2.8       Code means the Internal Revenue Code of 1986, as amended or superseded after the Effective Date, and any applicable rulings or regulations issued thereunder.

2.9       Committee means the Compensation Committee of the Board or a subcommittee thereof.

2.10     Disability means: (a) with respect to an Incentive Stock Option, “disabled” within the meaning of Section 22(e)(3) of the Code; (b) with respect to any Award subject to Section 409A of the Code, “disabled” as defined under Section 409A of the Code; and (c) with respect to any Award not described in subsections (a) and (b) of this Section 2.10, a long-term disability as defined by the Company’s or Subsidiary’s group disability insurance plan, or any successor plan that is applicable to such Participant at the time of his or her Termination.

2.11     Effective Date means the date on which the Plan is approved by the Shareholders of the Company, as provided in Section 1.2.

2.12     Employee means any person who, on any applicable date, is a common law employee of the Company or any Subsidiary. A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company or any Subsidiary for any reason and on any basis will be treated as a common law employee only from the date that reclassification occurs and will not retroactively be reclassified as an Employee for any purpose of this Plan.

2.13     Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14     Exercise Price means the amount, if any, that a Participant must pay to exercise an Award (other than an Option).

2.15     Fair Market Value means, as of any specified date, an amount equal to the reported closing price on the specified date of a share of Company Stock on NASDAQ or any other established stock exchange or quotation system on which the Company Stock is then listed or traded or, if no shares of Company Stock have been traded on such date, the closing price of a share of Company Stock on NASDAQ or such other established stock exchange or quotation system as reported on the first day prior thereto on which shares of Company Stock were so traded. If the preceding sentence does not apply, Fair Market Value shall be determined in good faith by the Committee using other reasonable means.

2.16     Fiscal Year means the fiscal year of the Company, which is the 52- or 53-week period ending on December 31.

2.17     Incentive Stock Option means an option within the meaning of Section 422 of the Code.

2.18     Non-Employee Director means either a Company Director or a Subsidiary Director.

2.19     Nonqualified Stock Option means an option granted under the Plan other than an Incentive Stock Option.

2.20     Option means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Company Stock.

2.21     Option Price means the price at which Company Stock may be purchased under an Option.

2.22     Participant means an Employee or a Non-Employee Director to whom an Award has been made under the Plan.

2.23     Performance Goals means goals established by the Committee pursuant to Section 4.5.

2.24     Performance Period means a period of time over which performance is measured.

2.25     Performance Unit means the unit of measure determined under Article IX by which is expressed the value of a Performance Unit Award.

2.26     Performance Unit Award means an Award granted under Article IX.

2.27     Personal Representative means the person or persons who, upon the death, Disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or SAR or the right to any Restricted Stock Award or Performance Unit Award theretofore granted or made to such Participant.

2.28     Plan means the Carrollton Bancorp 2007 Equity Plan, as set forth herein and as amended from time to time.

2.29     Predecessor Plans means the Carrollton Bancorp 1998 Long-Term Incentive Plan, as amended.

2.30     Restricted Performance Stock means Company Stock subject to Performance Goals.

2.31     Restricted Stock means Company Stock subject to the terms and conditions provided in Article VI and including Restricted Performance Stock.

2.32     Restricted Stock Award or a Restricted Stock Performance Award means an Award granted under Article VI.

2.33     Restriction Period means a period of time determined under Section 6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.

2.34     Retirement means any normal or early retirement by a Participant pursuant to the terms of any pension plan or policy of the Company or any Subsidiary that is applicable to such Participant at the time of the Participant’s Termination.

2.35     SAR means a stock appreciation right granted under Section 5.7.

2.36     Shareholders mean the shareholders of the Company.

2.37     Subsidiary means a corporation or other entity the majority of the voting stock of which is owned directly or indirectly by the Company.

2.39     Subsidiary Director means a non-employee member of the board of directors of a Subsidiary who is not also a Company Director.

2.39     Termination means a “separation from service” as defined under Section 409A of the Code.

ARTICLE III
ADMINISTRATION

3.1       Committee to Administer. The Plan shall be administered by the Committee, in accordance with its Charter, as adopted from time to time by the Board; provided, however, that the Board has the authority to grant Awards to Company Directors.

3.2       Powers of Committee.

(a)        The Committee and the Board shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. Any action or decision by the Board or the Committee shall be final, binding and conclusive with respect to the interpretation of the Plan and any Award made under it.

(b)        Subject to the provisions of the Plan, the Committee or the Board, as the case may be, shall have authority, in its discretion, to determine those Employees and Non-Employee Directors who shall receive an Award; the time or times when such Award shall be made; the vesting schedule, if any, for the Award; and the type of Award to be granted, the number of shares of Company Stock to be subject to each Option and Restricted Stock Award, the value of each Performance Unit and all other terms and conditions of any Award.

(c)         The Committee or the Board, as the case may be, shall determine and set forth in an Award Agreement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain Options to qualify as Incentive Stock Options. The Committee or the Board, as the case may be, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, in such manner and to the extent the Committee or the Board, as appropriate, shall determine in order to carry out the purposes of the Plan. The Committee or the Board, as the case may be, may, in its discretion, accelerate (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee or the Board, as appropriate, determines that to do so will be in the best interests of the Company and the Participants in the Plan.

ARTICLE IV
AWARDS

4.1       Awards. Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee or the Board, as the case may be, deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee or Non-Employee Director. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.

4.2       Eligibility for Awards. An Award may be made to any Employee selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Employee, his or her present and potential contributions to the success of the Company or any of its Subsidiaries, the value of his or her services to the Company or any of its Subsidiaries, and such other factors deemed relevant by the Committee. Non-Employee Directors are eligible to receive Awards pursuant to Article VII.

4.3       Shares Available Under the Plan.

(a)        The Company Stock to be offered under the Plan pursuant to Options, SARs, Performance Unit Awards, Restricted Performance Stock and Restricted Stock and unrestricted Company Stock Awards must be (i) Company Stock previously issued and outstanding and reacquired by the Company or (ii) authorized but unissued Company Stock not reserved for any other purpose. Subject to adjustment under Section 12.2, the number of shares of Company Stock that may be issued pursuant to Awards (the “Section 4.3 Limit”) shall not exceed, in the aggregate, 500,000 shares.

(b)        Any shares of Company Stock subject to Restricted Stock or unrestricted Company Stock Awards shall not exceed 50% of the total shares available under the Plan and the maximum number of shares of Company Stock that may be issued subject to Incentive Stock Options is 500,000 subject to adjustment under Section 12.1. The Section 4.3 Limit shall not have counted against it shares of Company Stock subject to an Award which for any reason terminates by expiration, forfeiture, cancellation or otherwise without having been exercised or paid,

(c)         No awards shall be granted under any Predecessor Plan on and after the date on which the Plan is approved by the Shareholders.

4.4       Limitation on Awards. The maximum aggregate dollar value of, and the maximum number of shares of Company Stock subject to, Restricted Stock and Performance Units awarded to any Employee with respect to a Performance Period or Restriction Period may not exceed $500,000 and 500,000 shares of Company Stock, respectively, for each Fiscal Year included in such Performance Period or Restriction Period. The maximum number of shares of Common Stock for which Options or SARs may be granted to any Participant in any one Fiscal Year shall not exceed 500,000 subject to adjustment under Section 12.1.

4.5       General Performance Goals.

(a)        Performance Goals relating to the payment or vesting of an Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be comprised of one or more of the following performance criteria as the Committee may deem appropriate:

(i)         Earnings per share (actual or targeted growth);

(ii)        Net income after capital costs;

(iii)       Net income (before or after taxes);

(iv)                    Return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, or return on average equity);

(v)        Efficiency ratio;

(vi)       Full-time equivalency control;

(vii)      Stock price (including, but not limited to, growth measures and total shareholder return);

(viii)     Noninterest income compared to net interest income ratio;

(ix)      Expense targets;

(x)       Operating efficiency;

(xi)      EVA®;

(xii)     Credit quality measures;

(xiii)    Customer satisfaction measures;

(xiv)    Loan growth;

(xv)     Deposit growth;

(xvi)    Net interest margin;

(xvii)   Fee income; and

(xviii)  Operating expense.

(b)        For any Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Goals based on the performance criteria listed in Section 4.5(a) or other performance criteria as it deems appropriate.

(c)         Any of the performance criteria listed in Section 4.5(a) may be applied solely with reference to the Company and/or any Subsidiary or relatively between the Company and/or any Subsidiary and one or more unrelated entities. In addition, different performance criteria may be applied to individual Participants or to groups of Participants and, as specified by the Committee, may be based on results achieved (i) separately by the Company or any Subsidiary, (ii) any combination of the Company and the Subsidiaries or (iii) any combination of business units or divisions of the Company and the Subsidiaries.

(d)        With respect to each Performance Period, the Committee will establish the Performance Goals in writing no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) expiration of 25 percent of the Performance Period.

(e)        Except as otherwise provided in the Plan or the Award Agreement, as of the end of each Performance Period, the Committee will certify in writing the extent to which a Participant has or has not met the Participant’s Performance Goal. To the extent permitted under Section 162(m) of the Code, if applicable, the Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals.

(f)         To the extent permitted under Section 162(m) of the Code, if applicable, the Committee shall make (i) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting Company Stock, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to Shareholders, exchange of shares or similar corporate change and (ii) similar adjustments to any portion of performance criteria that is not based on Company Stock but which is affected by an event having an effect similar to those just described.

ARTICLE V
OPTIONS AND STOCK APPRECIATION RIGHTS

5.1       Award of Options. The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award (a) Incentive Stock Options, subject to Section 5.5, to any eligible Employee of the Company or any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code) and (b) Nonqualified Stock Options to any Employee.

5.2       Period of Option.

(a)        An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of Performance Goals pursuant to Section 4.5. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Agreement. Subject to Article X and except as provided in Section 5.5, the duration of each Option shall not be more than ten years from the date of grant.

(b)        Except as provided in Article X, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an Employee or Non-Employee Director.

5.3       Award Agreement. Each Option shall be evidenced by an Award Agreement. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.4       Option Price, Exercise and Payment.

(a)        Except as provided in Section 5.5, the Option Price of Company Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the date such Option is granted.

(b)        Subject to Section 12.2, the Committee may not (i) amend an Option to reduce its Option Price, (ii) cancel an Option and regrant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock  is then listed or traded.

(c)         Vested Options may be exercised from time to time by giving written notice to the Chief Financial Officer of the Company or the Secretary of the Committee, or his or her designee, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Company Stock in accordance with procedures established by the Committee from time to time. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a cashless exercise procedure involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the Option Price and/or to satisfy withholding tax obligations related to the Option.

(d)        In the event such Option Price is paid, in whole or in part, with shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid.

5.5       Limitations on Incentive Stock Options. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded. No Incentive Stock Option may be granted to any Employee who, at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as determined under Sections 422 and 424 of the Code), unless (a) the Option Price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (b) such Incentive Stock Option may not be exercised more than five years after it is granted. Notwithstanding anything in the Plan to the contrary, to the extent required by the Code, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422 of the Code; provided that, to the extent any grant exceeds such $100,000 calendar year limit, the portion of such granted Option shall be deemed a Nonqualified Stock Option in accordance with Section 422 of the Code.

5.6       Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any shares of Company Stock covered by an Option until the issuance of such shares to the Participant.

5.7       Award of SARs.

(a)        The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award SARs to any Employee.

(b)        A SAR shall represent the right to receive payment of an amount equal to (i) the amount by which the Fair Market Value of one share of Company Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Exercise Price multiplied by (ii) the number of shares covered by the SAR. Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash, Company Stock, or partly in cash and partly in Company Stock at the discretion of the Committee. The shares shall be valued at their Fair Market Value on the date of exercise.

(c)         SARs awarded under the Plan shall be evidenced by an Award Agreement between the Company and the Participant.

(d)        The Committee may prescribe conditions and limitations on the exercise of any SAR. SARs may be exercised only when the Fair Market Value of a share of Company Stock exceeds the Exercise Price.

(e)        A SAR shall be exercisable only by written notice to the Chief Financial Officer of the Company or the Secretary of the Committee, or his or her designee.

(f)         To the extent not previously exercised, all SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the Fair Market Value of a share of Company Stock exceeds the Exercise Price, unless prior to such day the holder instructs the Chief Financial Officer or Secretary, Stock Option Committee otherwise in writing.

(g)        Subject to Article X, each SAR shall expire on a date determined by the Committee at the time of grant.

ARTICLE VI

RESTRICTED STOCK AND
RESTRICTED PERFORMANCE STOCK

6.1       Award of Restricted Stock and Restricted Performance Stock. The Committee may make a Restricted Stock Award and/or a Restricted Performance Stock Award to any Employee, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

6.2       Restriction Period and Performance Period; Performance Goals. At the time of making a Restricted Stock Award and/or a Restricted Performance Stock Award, the Committee shall establish the Restriction Period applicable to such Restricted Stock Award and the Performance Period and Performance Goals applicable to such Restricted Performance Stock Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, Performance Period and Performance Goals in the discretion of the Committee. Restriction Periods, when established for a Restricted Stock Award, and Performance Periods and Performance Goals, when established for an Award of Restricted Performance Stock, shall not be changed except as permitted by Section 6.3.

6.3       Other Terms and Conditions. Company Stock, when awarded pursuant to a Restricted Stock Award or a Restricted Performance Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock Award or Stock Restricted Performance Award. The Participant shall be entitled to receive dividends during the Restriction Period or Performance Period, as the case may be, and shall have the right to vote such Restricted Stock and Restricted Performance Stock and shall have all other Shareholder rights, with the exception that (i) unless otherwise provided by the Committee, if any dividends are paid in shares of Company Stock, those shares will be subject to the same restrictions as the shares of Restricted Stock and Restricted Performance Stock with respect to which they were issued, (ii) the Participant will not be entitled to delivery of any stock certificate evidencing the Company Stock underlying the Restricted Stock Award or Restricted Performance Stock during the Restriction Period or Performance Period, as the case may be, (iii) the Company will retain custody of the Restricted Stock and Restricted Performance Stock during the Restriction Period and Performance Period, as the case may be, and (iv) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award or a failure to satisfy the Performance Goals pursuant to a Restricted Performance Stock Award will cause a forfeiture of the Restricted Stock Award or Restricted Performance Stock Award.

6.4       Restricted Stock Award Agreement. Each Restricted Stock Award and Restricted Performance Stock Award shall be evidenced by an Award Agreement.

6.5       Payment for Restricted Stock. Restricted Stock Awards and Restricted Stock Performance Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Company Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award and Restricted Stock Performance Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Company Stock, determined as of the date the Restricted Stock Awards and Restricted Stock Performance Awards are made. If the latter, such purchase price shall be paid in cash as provided in the Award Agreement.

ARTICLE VII
AWARDS FOR NON-EMPLOYEE DIRECTORS

7.1       Awards to Non-Employee Directors. As of the date of the Company’s annual shareholders meeting, beginning with the Effective Date, each individual who is a Company Director as of such date shall be issued by the Company 300 shares of unrestricted Company Stock under Article VIII, without terms and conditions thereon. As of the date on which an individual first becomes a Company Director after the Effective Date, the Company shall issue to such Company Director 300 shares of unrestricted Company Stock under Article VIII, without terms and conditions thereon. The Board may also issue to Company Directors such other Awards as it may determine appropriate in its sole discretion. The Committee shall determine all Awards to Subsidiary Directors. The Board or the Committee, as the case may be, retains the discretionary authority to make Awards to Non-Employee Directors and any type of Award (other than Incentive Stock Options) may be granted to Non-Employee Directors under this Plan. All such Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board or the Committee, as the case may be, deems appropriate.

7.2       No Right to Continuance as a Director. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board, or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Board or the board of directors of the applicable Subsidiary to nominate any Non-Employee Director for reelection or (ii) to be evidence of any agreement or understanding, express or implied, that the Non-Employee Director has a right to continue as a Non-Employee Director for any period of time or at any particular rate of compensation.

ARTICLE VIII

UNRESTRICTED COMPANY STOCK AWARDS FOR EMPLOYEES

8.1       The Committee may make awards of unrestricted Company Stock to Employees on such terms and conditions as the Committee may prescribe.

ARTICLE IX
AWARD OF PERFORMANCE UNITS

9.1       Award of Performance Units. The Committee may award Performance Units to any Employee. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

9.2       Performance Period. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Unit Award in existence at any one time, and Performance Periods may differ.

9.3       Performance Measures. Performance Units shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals in accordance with Section 4.5.

9.4       Performance Unit Value. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Company Stock.

9.5       Award Criteria. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

9.6       Payment.

(a)        Following the end of the applicable Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.

(b)        Awards may be paid in cash or stock, or any combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

9.7       Performance Unit Award Agreements. Each Performance Unit Award shall be evidenced by an Award Agreement.

ARTICLE X
GENERAL TERMINATION PROVISIONS

10.1     Termination. Subject to Article XI and unless otherwise specified in the applicable Award Agreement, the following provisions will govern the treatment of a Participant’s outstanding Awards following a Participant’s Termination.

(a)        If the Participant’s Termination is due to death, Disability or Retirement, all of the Participant’s outstanding Options, SARs or Restricted Stock Awards shall become fully vested and, if applicable, exercisable. Upon the Participant’s Termination for any other reason, any Awards that are not vested and/or exercisable on the date of such Termination will immediately terminate and be of no further force and effect.

(b)        If the Participant Terminates for any reason other than (i) death, (ii) Disability, (iii) Retirement or (iv) discharge for Cause, such Participant’s outstanding SARs or Options may be exercised at any time within three months after such Termination, to the extent of the number of shares covered by such Options or SARs which are exercisable at the date of such Termination; except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

(c)         Upon a Termination for Cause, any Options or SARs held by the Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate immediately. Any non-vested Restricted Stock Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

(d)        Upon a Termination due to the Participant’s death, any SARs or Options that are then exercisable may be exercised by the Participant’s Personal Representative at any time before the earlier of (i) one year after the Participant’s death or (ii) the expiration date of the Award.

(e)        Upon a Termination due to the Participant’s Disability or Retirement, any SARs or Options that are then exercisable may be exercised by the Participant at any time before the earlier of (i) one year after the date of such Termination or (ii) the expiration date of the Award; provided, however, that an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code.

(f)         Subject to Article XI, a Performance Unit Award shall terminate for all purposes if the Participant Terminates at any time during the applicable Performance Period. In the event that a Participant holding a Performance Unit Terminates following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, the Performance Unit Award shall terminate except when the termination event is due to death, Disability or Retirement.

ARTICLE XI
CHANGE IN CONTROL OF THE COMPANY

11.1     Contrary Provisions. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XI shall govern and supersede any inconsistent terms or provisions of the Plan.

11.2     Definitions

(a)        Change in Control. For purposes of this Plan, Change in Control shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 409A of the Code.

(i)      Change in Actual Control shall mean the acquisition by any one person, or more than one person acting as a group (as defined in Section 11.2(a)(iv), below) of ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Actual Control of the Company (or to cause a Change in Effective Control of the Company (within the meaning of Section 11.2(a)(ii)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section 11.2(a)(i).

(ii)     Change in Effective Control shall mean:

(A) The acquisition by any one person, or more than one person acting as a group (as defined in Section 11.2(a)(iv), below), during any 12-month period of ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or

(B) The replacement of a majority of members of the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election in accordance with Treasury Regulation § 1.409A-1(g)(5)(vi)(A)(2).

Notwithstanding the foregoing, if any one person, or more than one person acting as a group, is considered to effectively control the Company (within the meaning of this Section 11.2(a)(ii)), the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Control.

(iii)    Change in the Ownership of the Company’s Assets shall mean the acquisition by any one person, or more than one person acting as a group (as defined in Section 11.2(a)(iv), below), during any 12-month period of assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. Notwithstanding the foregoing, there is no change in control event under this Section 11.2(a) when there is a transfer to an entity that is controlled by the Shareholders immediately after the transfer.

(iv)    Persons acting as a group. For purposes of this Section 11.2(a), persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

11.3     Effect of Change in Control on Certain Awards.

(a)        All Awards shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse) upon a Change in Control. In the case of Restricted Performance Stock and Performance Units, the target payout opportunities under all outstanding Awards of Restricted Performance Stock and Performance Units shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change in Control. In addition, except to the extent such discretion would give rise to adverse tax consequences under Section 409A of the Code, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the outstanding Options, Restricted Stock, Restricted Performance Stock, SARs or Performance Units upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.

(b)        Except as provided in Subsection (a), in the event of a Change in Control, all Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

11.4     Amendment or Termination. This Article XI shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

ARTICLE XII
MISCELLANEOUS PROVISIONS

12.1     Adjustments Upon Changes in Stock. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments shall be made by the Committee or the Board, as the case may be, (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the Option Price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Company Stock Awards. Appropriate adjustments may also be made by the Committee or the Board, as the case may be, in the terms of any Awards under the Plan, subject to Article XI, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis. Any such adjustments made by the Committee or the Board pursuant to this Section 12.1 shall be conclusive and binding for all purposes under the Plan.

12.2     Amendment, Suspension, and Termination of Plan.

(a)        The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without  approval, (i) except as provided in Section 12.1, increase the number of shares of Company Stock which may be issued under the Plan, (ii) expand the types of awards available to Participants under the Plan, (iii) materially expand the class of employees eligible to participate in the Plan, (iv) materially change the method of determining the Option Price of Options; (v) delete or limit the provision in Section 5.4 prohibiting the repricing of Options; (vi) extend the termination date of the Plan or (vii) be made to the extent that Shareholder approval is required to satisfy applicable law, regulation or any securities stock exchange, market or other quotation system on or through which the Company Stock is listed or traded. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.

(b)        The Committee may amend or modify any outstanding Options, SARs, Restricted Stock Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, to remove the restrictions on shares of Restricted Stock, or to modify the manner in which Performance Units are determined and paid.

(c)         Notwithstanding the foregoing, the Plan and any Award Agreements may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

12.3     Nonuniform Determinations. The Committee’s (or, if applicable, the Board’s) determinations under the Plan, including without limitation, (a) the determination of the Employees and Non-Employee Directors to receive Awards, (b) the form, amount, and timing of any Awards, (c) the terms and provisions of any Awards and (d) the Award Agreements evidencing the same, need not be uniform and may be made by it selectively among

Employees and/or Non-Employee Directors who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees and/or Non-Employee Directors are similarly situated.

12.4     General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (a) the listing, registration, or qualification of the shares of Company Stock subject or related thereto upon NASDAQ or any other established stock exchange, market or quotation system or under any state or federal law, (b) the consent or approval of any government or regulatory body, or (c) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

12.5     No Right To Employment. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (a) to create any obligation on the part of the Company or any Subsidiary to retain any person in the employ of, or continue the provision of services to, the Company or any Subsidiary, or (b) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee for any period of time or at any particular rate of compensation.

12.6     Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Agreement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Maryland without regard to the principles of conflict of laws.

12.7     Trust Arrangement. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company’s general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

12.8     Indemnification of Board and Committee. Indemnification of the members of the Board and/or the members of the Committee shall be in accordance with the Code of Regulations of the Company as amended by the Shareholders from time to time.

12.9     No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

12.10   Beneficiary Designation. Each Participant may name a beneficiary or beneficiaries to receive or exercise any vested Award that is unpaid or unexercised at the Participant’s death. Unless otherwise provided in the beneficiary designation, each designation will revoke all prior designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary will be the Participant’s surviving spouse or, if none, the deceased Participant’s estate. The identity of a Participant’s designated beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.

12.11   Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event arising as a result of an Award granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Company Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ANNUAL MEETING OF SHAREHOLDERS OF
CARROLLTON BANCORP

May 15, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES NAMED IN

ITEM NO. 1,  “FOR” APPROVAL OF THE 2007 EQUITY PLAN ITEM NO. 2 AND “FOR” ITEM NO. 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.             Election of Directors: For each of the following nominees for a three (3) year term (except as noted below) and until their respective successors are duly elected and qualified:

NOMINEES:
☐	FOR ALL NOMINEES	☐	Robert J. Aumiller
		☐	Ben F. Mason
		☐	Charles E. Moore, Jr.
		☐	John P. Rogers

		☐	Francis X. Ryan for remaining two year term
		☐	William L. Hermann for a one year term
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ☒

2.             Approval of the 2007 Equity Plan

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.             Ratification of Rowles & Company, LLP: Ratification of the appointment of Rowles & Company, LLP, as the Independent Registered Public Accounting Firm, to audit the financial statements of Carrollton Bancorp for 2007.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.             To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CARROLLTON BANCORP

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF CARROLLTON BANCORP

The undersigned shareholder(s) of Carrollton Bancorp, a Maryland corporation (the “Company”), hereby appoints Harold I. Hackerman, William L. Hermann, Howard S. Klein, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders of the Company to be held at 344 N. Charles Street, Baltimore, Maryland on May 15, 2007, at 10:00 a.m., prevailing local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, each dated April 13, 2007 and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director and “for” each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)